FINANCIAL AND OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Schedule of Financial and Other Income, Net

	Year ended December 31,
	2021	2020	2019

Interest income	$894	$1,765	$935
Bank fees and other finance expenses	(25)	(42)	(32)
Foreign currency translation adjustments	(1)	63	(218)
Gain (loss) from sales and disposals of fixed assets	3	12	135

Financial and other income, net	$871	$1,798	$820